Scudder
Development
Fund

Annual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                            Scudder Development Fund

--------------------------------------------------------------------------------
Date of Inception:  2/11/71  Total Net Assets as of     Ticker Symbol:  SCDVX
                             6/30/98: $845.4 million
--------------------------------------------------------------------------------

o Scudder Development Fund returned 17.86%, exceeding the 13.18% return of the unmanaged Russell 2000 Growth Index, for the twelve-month period ended June 30, 1998.

o Longer term, the Fund outperformed the Russell 2000 Growth Index for the three-, five- and 10-year periods ended June 30, 1998.

o Management continued to position the portfolio away from companies subject to Asian and cyclical influences and toward U.S. companies that management believes stand to benefit from the aging of baby boomers and companies with unique products and services.



                                Table of Contents

   3  Letter from the Fund's President    21  Financial Highlights
   4  Performance Update                  22  Notes to Financial Statements
   5  Portfolio Summary                   26  Report of Independent Accountants
   6  Portfolio Management Discussion     27  Tax Information
  10  Glossary of Investment Terms        28  Officers and Trustees
  11  Investment Portfolio                29  Investment Products and Services
  18  Financial Statements                30  Scudder Solutions


                          2 - Scudder Development Fund

                        Letter from the Fund's President

Dear Shareholders,

     Solid economic growth, low interest rates, and a strong dollar provided a generally favorable environment for domestic equities for much of the 12-month period ended June 30, 1998. While emphasis turned to large-cap growth stocks as a relative "safe haven," small- and mid-cap stocks continued to generate attractive returns. Scudder Development Fund participated in this positive environment for smaller, rapidly growing companies to outperform its benchmark for the period. The results for the past year through June 30, 1998, are discussed on page 6.

     On July 1, 1998, Kurt R. Stalzer and David H. Burshtan assumed responsibility as portfolio managers for your Fund. Mr. Stalzer is a managing director of Scudder Kemper Investments with more than 15 years of investment experience. For seven years, he has served as a manager of small- and mid-capitalization equity portfolios and has been with Scudder Kemper since 1996. Mr. Burshtan, a senior vice president, has a strong background in research and has also managed small- and mid-capitalization stock funds. He has 10 years of industry experience and joined Scudder Kemper in 1995. The Fund will continue to pursue a "growth" investment style, focusing on common stocks of companies that the management team believes have above-average earnings growth potential over the long term. A summary of their investment philosophy with this report begins on page 7.

     Thank you for your investment in Scudder Development Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Development Fund


                          3 - Scudder Development Fund

PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
6/30/98   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER DEVELOPMENT FUND
---------------------------------------
1 Year    $ 11,786      17.86%   17.86%
5 Year    $ 19,194      91.94%   13.93%
10 Year   $ 39,290     292.90%   14.66%
20 Year   $147,451   1,374.51%   14.40%

---------------------------------------
RUSSELL 2000 GROWTH INDEX
---------------------------------------
1 Year    $ 11,318      13.18%   13.18%
5 Year    $ 19,005      90.05%   13.70%
10 Year   $ 29,925     199.25%   11.58%
20 Year*  $     --         --%      --%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER DEVELOPMENT FUND
Year                Amount
---------------------------
'88                 $10,000
'89                 $10,466
'90                 $13,449
'91                 $14,836
'92                 $16,740
'93                 $20,470
'94                 $17,828
'95                 $25,924
'96                 $35,065
'97                 $33,335
'98                 $39,290

RUSSELL 2000 GROWTH INDEX
Year                Amount
---------------------------
'88                 $10,000
'89                 $11,025
'90                 $11,986
'91                 $12,054
'92                 $13,072
'93                 $15,746
'94                 $15,886
'95                 $19,985
'96                 $25,278
'97                 $26,440
'98                 $29,925

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 22.54   $ 26.25  $ 27.33  $ 29.92  $ 34.58  $ 27.58  $ 37.35  $ 45.56  $ 39.02  $ 41.67
CAPITAL GAINS
DIVIDENDS.........   $   .42   $  2.28  $  1.23  $   .96  $  1.70  $  3.07  $  2.12  $  4.20  $  4.48  $  3.88
FUND TOTAL
RETURN (%)........      4.66     28.50    10.32    12.83    22.28   -12.91    45.41    35.26    -4.93    17.86
INDEX TOTAL
RETURN (%)........     10.26      8.72      .58     8.45    20.45      .88    25.82    26.49     4.51    13.18

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
*Index returns are not available for this period.


                          4 - Scudder Development Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      96%
Cash Equivalents                    3%
Convertible Securities              1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund pursued a fully invested
approach to selecting small- and
mid-cap growth stocks.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Service Industries                 24%
Health                             20%
Technology                         17%
Consumer Discretionary             11%
Financial                           9%
Energy                              5%
Manufacturing                       4%
Construction                        4%
Media                               2%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Almost all of the Fund's service
company holdings are involved
with providing outsourcing
services or solutions that address
the year 2000 (Y2K) computer
reprogramming tasks.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(23% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   CINTAS CORP.
     Uniform rentals
2.   KEANE, INC.
     Provider of computer software project
     management & design development services
3.   IDX SYSTEMS CORP.
     Provider of healthcare information systems to physician groups and academic medical centers
4.   CMG INFORMATION SERVICES, INC.
     Developer of information-based products and services for direct marketing
5.   SYSTEMS & COMPUTER TECHNOLOGY CORP.
     Computer software for educational institutions
6.   NETWORK APPLIANCE
     Designer and manufacturer of network data storage devices
7.   G & K SERVICES INC.
     Uniform rentals
8.   ACCUSTAFF, INC.
     National provider of temporary staffing
     personnel
9.   FAMILY GOLF CENTERS
     Operator of golf-related recreational facilities
10.  CCB FINANCIAL CORP.
     Commercial bank providing retail, commercial, mortgage and construction loans

We continued to de-emphasize
companies that could be
adversely affected by Asian and
cyclical influences while
focusing on companies that
should benefit from the aging
baby boomer population.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                          5 - Scudder Development Fund

                         Portfolio Management Discussion

Dear Shareholders,

The Fund significantly outperformed its benchmark, the Russell 2000 Growth Index over the last six- and 12-month periods. For the 12-month report period, the Fund returned 17.86%, versus a 13.18% return for the Russell 2000 Growth Index. These results partially reflect our risk reduction strategy that was implemented during the second quarter of 1997.

                               Portfolio Strategy

Over the 12-month period, the good performance of small- and mid-cap stocks has been overshadowed by the exceptionally strong performance of stocks with very large market capitalizations. We continued to position the portfolio away from companies subject to Asian and cyclical influences and toward U.S. companies that we believe stand to benefit from an aging population of baby boomers and companies with a unique product or service niche. The Fund's holdings of innovative medical product and biotech companies are two good examples of this portfolio theme.

Almost all of the Fund's service company holdings are involved with providing outsourcing services or solutions that address the year 2000 (Y2K) computer re-programming tasks. The Y2K theme also was shared by many of the Fund's technology holdings which were concentrated heavily in mid-sized software companies.

The Fund's exposure to U.S. consumer spending companies in the clothing, recreation, and housing sectors was also increased as consumer confidence remained near all time highs. Our positions in U.S. regional banks provided slower, but steady, earnings growth and significant risk reduction characteristics to the portfolio.

In the last six months of the period, ever larger corporate takeovers continued to make headlines. Four of the Fund's holdings benefited from takeover situations including: Ciena Corporation, Viking Office Products, Authentic Specialty Foods, and Triangle Pacific.

Negative performance was mostly related to the effect of declining oil prices on energy companies and drug approval delays by the FDA (Food and Drug Administration) on pharmaceutical companies. In addition, one company pre-released an earnings disappointment and one missed earnings estimates.

In closing, we would like to thank you, our shareholders, who have continued to invest with us over the years. We have sincerely enjoyed serving you on this fund and know that you will be in good hands as we pass the reins over to Messrs. Stalzer and Burshtan, two accomplished individuals in the small- and mid-cap area.

Sincerely,

/s/Roy C. McKay               /s/Peter Chin

Roy C. McKay                  Peter Chin


                          6 - Scudder Development Fund

                               New Management Team

Scudder Development Fund has a new portfolio management team effective July 1, 1998 -- lead portfolio manager Kurt R. Stalzer and portfolio manager David H. Burshtan, who are investment professionals with extensive experience managing small- and mid-cap stock portfolios. In the interest of gaining insight into what shareholders might expect going forward, we asked them to discuss their investment approach.

Q: Let's start at the beginning: The Fund seeks long-term growth of capital by investing primarily in securities of small- and medium-sized growth companies. In seeking to meet this objective, what is your investment philosophy?

A: We believe superior returns can be achieved by investing in undervalued growth stocks of superior quality small- to mid-sized companies that have sustainable above-average earnings growth. In other words, we attempt to buy "growth" at a reasonable price. We search for franchise businesses with visible earnings growth over at least a two year period. We like companies that have proprietary businesses, dominant and/or growing market shares, and unique and defensible market niches. We seek to identify companies with a low cost structure, which also can contribute to a strong market position. Companies that have the ability to influence the prices of assets that are bought and sold within an industry are also attractive; in other words, companies with pricing power. Overall, we are interested in companies with limited sensitivity to changes in the economy.


 ==================================================================
 Stock Selection Criteria
 ------------------------------------------------------------------

 Growth                            Quality and financial stability

 o Expected earnings growth        o Return on equity of 12% or
   rate of 15% or more                more

 o Demonstrated earnings           o Debt-to-capitalization
   growth in four consecutive        ratio below 50% or interest
   quarters over the past three      coverage of 3x or more.
   years.
 ------------------------------------------------------------------

Q: How do you intend to manage the portfolio?

A: We will pursue a bottom-up approach, selecting securities on a stock by stock basis. Any stock included in the portfolio must meet all our requirements for growth, quality, and financial stability. The specific criteria that we require of any portfolio holding includes an expected earnings growth rate of at least 15%, persistent historical earnings growth (we believe success breeds success), a return on equity of at least 12%, and either debt as a percentage of overall capitalization of under 50% or coverage of interest payments on debt of three times or more.

Q: Once a stock has passed your initial tests, what are the next steps in the selection process?

A: We will employ a comprehensive research and evaluation process on each company we consider adding to the Fund. We will review a company's corporate strategy, the competitive landscape, financial statements, and accounting practices. We will also look for potential catalysts that may cause its stock price to move. Regular contacts with company management teams will also be important, and with Scudder Kemper Investment's size, we have access to the


                          7 - Scudder Development Fund
senior management teams of nearly every company that we need to see. We believe the management team is an important key to a company's success. It is important for us as portfolio managers to understand first hand the character and commitment of management.

Q: From a business life-cycle standpoint, at what stage is the ideal Fund holding?

A: We are looking for companies that have already hit bottom that we believe are on the way up, with the prospect of positive earnings surprises. These stocks tend to be transitioning from value to growth stocks.

Q: Tell us more about your valuation requirements.

A: Once we have established the level of earnings growth, we have three requirements. The stock price must be attractive relative to its earnings per share growth rate, its industry peers (if applicable), and the overall market. We will not purchase a stock unless we see at least a potential upside of about 20% versus the market over the next 12 months.

Q: What is your criteria for determining when to sell a stock?

A: Target prices are calculated for each of our current holdings; a stock is sold when it reaches its target price and an improved earnings outlook can no longer be justified. A sell signal is triggered when valuation measures deteriorate, or when other stocks with similar growth characteristics appear more attractive. We will also eliminate a holding if its financial stability weakens, e.g., if there is a dramatic increase in leverage or a significant change in accounting policies. Of course, there are those cases when management loses its strategic focus, which also would cause us to eliminate a holding.


 ===============================================================================
 Portfolio Strategy
 ===============================================================================

 An emphasis on quality and managing risk

o    Reduce the number of stocks in the portfolio to about 80

o Hold more significant individual positions while limiting overall exposure to a specific industry to less than 10% of assets

o Invest in stocks with historically low volatility and solid earnings records

o    Broaden diversification through representation in most industry sectors

o    Focus on issues in the $1-$5 billion market capitalization range.

 ===============================================================================


Q: How will you manage risk in the portfolio?

A: We believe we can reduce the portfolio's risk through diversification, by emphasizing high quality holdings, and by remaining fully invested. We'll maintain diversification across as many industries as possible without violating our investment discipline. We generally expect that no single industry will represent more than 10% of assets and that the portfolio will have a lower than average exposure to cyclical industries, which are highly sensitive to downturns in the economy.

Q: Overall, how will Scudder Development Fund's strategy and composition differ going forward?

A: Investors should expect the portfolio to contain fewer holdings as we begin to focus on what we believe are the best quality names for the Fund. We think


                          8 - Scudder Development Fund
this should reduce the portfolio's relative level of risk versus the overall market. Partly as a result of this emphasis on quality, the projected growth rate will be lower, but we also expect more consistent returns over the long run. In addition, there will be more "concept" and start-up companies in the portfolio.

Q: Generally, stocks with a market capitalization under $1 billion are considered small-cap. The Fund's median market cap was $910 million at the end of the period. Do you plan to change its market cap focus?

A: We expect to hold stocks with market caps in the range of $1-$5 billion with a median portfolio market cap of about $3 billion. The move to larger cap stocks reflects our strategy of holding fewer and higher quality names.

Q: What is your opinion of the stock market? Are you a bull or a bear?

A: Since we pursue a bottom up, fully invested approach, we do not focus on predicting the overall movements of the market. We just follow the disciplined strategy we've already outlined, which has worked very well in managing other portfolios at Scudder Kemper Investments over the years. We will continue to seek the best companies we can find that meet these investment criteria whether the market is going up or down.


                          9 - Scudder Development Fund

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                     Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDERWEIGHTING              Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

 PRICE/EARNINGS RATIO (P/E)       A widely used gauge of a stock's valuation
 (also "earnings multiple")       that indicates what investors are paying for
                                  a company's earnings on a per share basis.
                                  Typically based on a company's projected earnings for the next 12 months, a higher
                                  "earnings multiple" indicates a higher
                                  expected growth rate and the potential for greater price fluctuations.

 RETURN ON EQUITY                 An amount, expressed as a percentage, earned
                                  on a company's common stock investment for a given period. Calculated by dividing common stock equity (net worth) at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectively their money is being employed.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.



(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                          10 - Scudder Development Fund

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $21,852,490 on 7/1/1998, collateralized by a $21,484,000                                   ------------
  U.S. Treasury Note, 5.875%, 2/15/2000 (Cost $21,849,000) ..............................     21,849,000            21,849,000
                                                                                                                  ------------
Convertible Bonds 0.2%
------------------------------------------------------------------------------------------------------------------------------
Health 0.1%
Pharmaceuticals
North American Vaccine, Inc., 6.5%, 5/1/2003 ............................................      1,000,000               756,250
                                                                                                                  ------------
Media 0.0%
Broadcasting & Entertainment
Intouch Group, Inc. Promissory Note, 8%*, 2/1/1996 (b) (c) (d) ..........................        217,500                     0
                                                                                                                  ------------
Durables 0.1%
Aerospace
Simula, Inc., 8%, 5/1/2004 ..............................................................        923,000             1,015,300
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,321,985)                                                                            1,771,550
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.9%
------------------------------------------------------------------------------------------------------------------------------
Health 0.4%
Biotechnology 0.2%
Norian Corp. "D"* (Developer and manufacturer of a proprietary biomaterial for
  skeletal repair) (b) (c) ..............................................................        357,142             1,999,995
                                                                                                                  ------------
Medical Supply & Specialty 0.2%
InterVentional Technologies, Inc. "G"* (Manufacturer of minimally invasive disposable microsurgical devices and systems for treatment of cardiovascular
  disease) (b) (c) ......................................................................        120,000             1,200,000
                                                                                                                  ------------
Technology 0.5%
Diverse Electronic Products
Lernout & Hauspie Speech Products N.V. (Developer of advanced speech
  technologies) .........................................................................         72,000             4,338,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $6,799,995)                                                                 7,537,995
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 96.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 10.8%
Apparel & Shoes 1.6%
St. John Knits, Inc. (Manufacturer of women's clothing) .................................        356,500            13,769,813
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Home Furnishings 1.6%
Furniture Brands International Inc.* (Manufacturer of furniture and home
  furnishings) ..........................................................................        154,800             4,344,075
WestPoint Stevens, Inc.* (Manufacturer of bedroom and bathroom textile products) ........        276,600             9,127,800
                                                                                                                  ------------
                                                                                                                    13,471,875
                                                                                                                  ------------
Hotels & Casinos 0.9%
Anchor Gaming* (Operator of gaming machines and casinos) ................................         97,600             7,576,200
                                                                                                                  ------------
Recreational Products 2.3%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........        594,750            15,054,609
Harley-Davidson Inc. (Manufacturer of motorcycles) ......................................        100,000             3,875,000
                                                                                                                  ------------
                                                                                                                    18,929,609
                                                                                                                  ------------
Restaurants 0.6%
Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) .................        204,000             5,074,500
                                                                                                                  ------------
Specialty Retail 3.8%
The North Face, Inc.* (Designer and retailer of outerwear and camping equipment) ........        165,700             3,976,800
Viking Office Products Inc.* (Direct marketer of office supplies) .......................        262,800             8,245,350
West Marine, Inc.* (Retailer of recreational and commercial boating supplies and
  apparel) ..............................................................................        240,000             4,320,000
Wet Seal, Inc. "A"* (Specialty retailer of moderately priced casual apparel for
  young women) ..........................................................................        243,100             7,779,200
Wilmar Industries, Inc.* (National distributor of repair and maintenance
  products for the apartment housing market) ............................................        284,200             7,247,100
                                                                                                                  ------------
                                                                                                                    31,568,450
                                                                                                                  ------------
Health 19.0%
Biotechnology 4.4%
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) (e) ............        567,400             5,674,000
Guilford Pharmaceuticals, Inc.* (Research and development of therapeutic and
  diagnostic drugs) .....................................................................        114,900             2,025,113
Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............        336,000             3,633,000
Immunex Corp.* (Biopharmaceutical company) ..............................................        155,000            10,268,750
Ligand Pharmaceuticals "B"* (Developer of drugs to regulate hormone activated
  receptors) ............................................................................        151,400             1,949,275
Neoprobe Corp.* (Research and development of a system for diagnosis and
  treatment of cancer) ..................................................................        751,062             2,065,421
Protein Design Labs, Inc.* (Developer of human and humanized antibodies) ................        177,100             4,267,003
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............        155,500             6,453,250
                                                                                                                  ------------
                                                                                                                    36,335,812
                                                                                                                  ------------
Health Industry Services 3.7%
Access Health, Inc.* (Personal health management services) ..............................        191,100             4,873,050
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        480,500            22,133,023

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.* (Manufacturer of automated medical test systems
  for cell and tissue analysis) .........................................................        145,700             4,079,600
                                                                                                                  ------------
                                                                                                                    31,085,673
                                                                                                                  ------------
Hospital Management 1.1%
Assisted Living Concepts, Inc.* (Operator of assisted living residences) ................        315,600             5,444,100
Atria Communities, Inc.* (Provider of assisted and independent living
  communities for the elderly) ..........................................................        222,000             3,829,500
                                                                                                                  ------------
                                                                                                                     9,273,600
                                                                                                                  ------------
Medical Supply & Specialty 7.0%
Closure Medical Corp.* (Manufacturer of medical adhesive products) ......................         97,500             2,425,313
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................        252,900             8,535,375
Focal, Inc.* (Manufacturer of synthetic liquid surgical sealants) .......................        100,000             1,000,000
ICU Medical Inc.* (Designer, manufacturer and marketer of proprietary disposable
  medical products) (e) .................................................................        450,900             6,481,688
Novoste Corp.* (Developer of a beta radiation catheter delivery system) .................         41,900               924,419
PLC Systems Inc.* (Developer, manufacturer and marketer of medical laser
  systems) ..............................................................................        420,000             4,488,750
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ............................................        247,800             7,000,350
STERIS Corp.* (Manufacturer of sterile processing systems) ..............................        218,000            13,863,438
Theragenics Corp.* (Manufacturer of device for treatment of prostate cancer) ............        231,400             6,030,863
Thermo Cardiosystems, Inc.* (Manufacturer of implantable heart assisting
  devices) ..............................................................................        351,300             7,992,075
                                                                                                                  ------------
                                                                                                                    58,742,271
                                                                                                                  ------------
Pharmaceuticals 2.8%
Agouron Pharmaceuticals, Inc.* (Developer of therapeutic and synthetic drugs for
  treatment of cancer and other diseases) ...............................................        185,700             5,629,031
North American Vaccine, Inc.* (Developer of immunological products) .....................        286,700             4,443,850
Noven Pharmaceuticals, Inc.* (Transdermal drug delivery systems) ........................        358,900             2,130,969
PathoGenesis Corp.* (Developer of drugs for treatment of serious infectious
  diseases) .............................................................................        380,000            11,020,000
                                                                                                                  ------------
                                                                                                                    23,223,850
                                                                                                                  ------------
Financial 9.2%
Banks 7.6%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and
  construction loans) ...................................................................        141,100            14,991,875
First American Corp. (Tennessee) (Regional commercial banking) ..........................         84,200             4,052,125
First Security Corp. (Commercial banking in western states) .............................        376,625             8,062,129

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
First Virginia Banks, Inc. (Commercial and mortgage banking and insurance) ..............         80,200             4,100,225
Imperial Bancorp* (Merchant card transaction processing, trust and custodial
  services, international trade and foreign exchange services) ..........................        278,850             8,365,500
Silicon Valley Bancshares* (Commercial bank holding company) ............................        200,000             7,118,750
Sovereign Bancorp, Inc. (Commercial bank holding company) ...............................        185,880             3,037,976
Zions Bancorp (Commercial banking in Utah) ..............................................        254,300            13,509,688
                                                                                                                  ------------
                                                                                                                    63,238,268
                                                                                                                  ------------
Insurance 0.8%
Fremont General Corp. (Insurance and financial services) ................................        120,700             6,540,431
                                                                                                                  ------------
Real Estate 0.8%
Boston Properties, Inc. (REIT) (Commercial and industrial real estate developer) ........        187,500             6,468,750
                                                                                                                  ------------
Media 2.1%
Advertising
Outdoor Systems, Inc.* (Outdoor advertising company) ....................................        450,000            12,600,000
Young & Rubicam Inc.* (Advertising, marketing and communications company) ...............        143,600             4,595,200
                                                                                                                  ------------
                                                                                                                    17,195,200
                                                                                                                  ------------
Service Industries 23.1%
EDP Services 7.5%
Analysts International Corp. (Contract programming and software services) ...............        254,250             7,214,344
Computer Horizons Corp.* (Diversified information technology services and
  solutions) ............................................................................        268,650             9,956,841
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................        450,000            25,200,000
Systems & Computer Technology Corp.* (Computer software for educational
  institutions) .........................................................................        740,600            19,996,200
                                                                                                                  ------------
                                                                                                                    62,367,385
                                                                                                                  ------------
Investment 0.3%
E*TRADE Group, Inc.* (Online discount brokerage services) ...............................        117,900             2,704,331
                                                                                                                  ------------
Miscellaneous Commercial Services 14.8%
AccuStaff, Inc.* (National provider of temporary staffing personnel) ....................        485,200            15,162,500
Apollo Group, Inc. "A"* (Provider of higher education programs for working
  adults) ...............................................................................        300,000             9,918,750
CMG Information Services, Inc.* (Developer of information-based products and
  services for direct marketing) ........................................................        305,800            21,635,350
Cintas Corp. (Uniform rentals) ..........................................................        530,000            27,030,000
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement
  and transfer services) ................................................................        363,900             9,506,888
Copart, Inc.* (Auctioneer of damaged vehicles for insurance companies) ..................        409,900             9,478,938
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) ............................        152,700             5,296,781
G & K Services, Inc. "A" (Uniform rentals) ..............................................        364,000            15,879,500

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
StaffMark, Inc.* (Diversified staffing services) ........................................         88,900             3,255,963
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................        166,500             3,891,938
Whittman-Hart, Inc.* (Information technology consulting and system integration
  services) .............................................................................         54,500             2,636,438
                                                                                                                  ------------
                                                                                                                   123,693,046
                                                                                                                  ------------
Miscellaneous Consumer Services 0.5%
ITT Educational Services, Inc.* (Provider of technology-oriented postsecondary
  degree programs) ......................................................................        142,900             4,608,525
                                                                                                                  ------------
Durables 1.5%
Aerospace 0.7%
Simula, Inc.* (Development and production of transportation safety products) ............        350,000             5,753,125
                                                                                                                  ------------
Telecommunications Equipment 0.8%
Ciena Corp.* (Manufacturer of dense wavelength multiplexing systems for
  fiberoptic telecommunication networks) ................................................        100,000             6,962,500
                                                                                                                  ------------
Manufacturing 3.9%
Containers & Paper 1.7%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................        229,700            14,284,469
                                                                                                                  ------------
Electrical Products 1.8%
Advanced Lighting Technologies, Inc.* (Manufacturer of metal halide lighting
  products) .............................................................................        190,000             4,417,500
American Power Conversion Corp.* (Manufacturer of backup power supply products) .........        188,000             5,640,000
FORE Systems, Inc.* (Producer of high-performance networking products) ..................        200,700             5,318,550
                                                                                                                  ------------
                                                                                                                    15,376,050
                                                                                                                  ------------
Office Equipment/Supplies 0.4%
Knoll, Inc.* (Manufacturer of office systems and business furniture) ....................        115,000             3,392,500
                                                                                                                  ------------
Technology 16.5%
Computer Software 9.0%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .............................................................................        268,200            11,264,400
CBT Group PLC* (ADR) (New) (Software developer) .........................................        188,200            10,068,700
Cadence Design System Inc.* (Software for computer-aided engineering) ...................        100,000             3,125,000
Check Point Software Technologies Ltd.* (Developer of network security software) ........        410,300            13,437,325
J.D. Edwards & Co.* (Producer of software solutions to changing business needs) .........        100,000             4,293,750
JDA Software Group, Inc.* (Comprehensive software solutions for management of
  retailing information) ................................................................        204,100             8,929,375
LHS Group Inc.* (Billing and customer care software products and services) ..............         36,200             2,384,675
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based
  information resources) ................................................................        441,700             8,171,450
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        184,300             8,938,550

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Vantive Corp.* (Provider of customer interaction applications software) .................        163,100             3,343,550
Xylan Corp.* (Producer of switching systems for local area networks) ....................         50,000             1,490,625
                                                                                                                  ------------
                                                                                                                    75,447,400
                                                                                                                  ------------
EDP Peripherals 2.9%
Mercury Interactive Corp.* (Producer of automated software testing tools) ...............        114,100             5,091,713
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        482,300            18,779,556
                                                                                                                  ------------
                                                                                                                    23,871,269
                                                                                                                  ------------
Electronic Components/Distributors 0.4%
Lernout & Hauspie Speech Products N.V.* (Developer of advanced speech
  technologies) .........................................................................         57,400             3,426,063
                                                                                                                  ------------
Office/Plant Automation 1.8%
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
  computer systems) .....................................................................        240,500             3,487,250
Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) (e) ........        350,000            11,331,250
                                                                                                                  ------------
                                                                                                                    14,818,500
                                                                                                                  ------------
Precision Instruments 0.7%
Uniphase Corp.* (Manufacturer of laser subsystems, semiconductor wafer defect
  examination and analysis equipment) ...................................................         89,500             5,618,922
                                                                                                                  ------------
Semiconductors 1.7%
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        464,300            14,335,263
                                                                                                                  ------------
Energy 4.8%
Oil & Gas Production 1.2%
Barrett Resources Corp.* (Oil and gas exploration and production) .......................        138,700             5,192,581
Triton Energy Ltd. "A"* (Independent oil and gas exploration and production
  company) ..............................................................................        132,350             4,723,241
                                                                                                                  ------------
                                                                                                                     9,915,822
                                                                                                                  ------------
Oilfield Services/Equipment 3.6%
Global Industries Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ........................................................        600,000            10,125,000
Newpark Resources, Inc.* (Environmental management and oilfield construction
  services) (e) .........................................................................        570,900             6,351,263
Transocean Offshore Inc. (Contract drilling services of offshore oil and gas wells) .....        310,000            13,795,000
                                                                                                                  ------------
                                                                                                                    30,271,263
                                                                                                                  ------------
Construction 3.6%
Building Materials 2.9%
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................        318,600            12,305,925
Triangle Pacific Corp.* (Manufacturer of wood floorings and cabinets) ...................        210,600            11,583,000
                                                                                                                  ------------
                                                                                                                    23,888,925
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Homebuilding 0.7%
D.R. Horton, Inc. (Construction and sale of single family homes) ........................        302,000             6,304,250
                                                                                                                  ------------
Transportation 1.8%
Air Freight 1.1%
Expeditors International of Washington, Inc. (Air and ocean freight forwarding,
  customs clearance, cargo insurance and logistical services) ...........................        214,800             9,451,200
                                                                                                                  ------------
Airlines 0.7%
America West Holdings Corp. "B"* (Passenger airline) ....................................        200,000             5,712,500
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $501,519,261)                                                                            804,697,610
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $532,490,241) (a)                                                       835,856,155
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $532,875,446. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $302,980,709. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $325,590,470 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $22,609,761.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,199,995 (.38% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $3,417,495. These securities may also have certain restrictions as to resale.

  (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1998, amounted to $3,199,995 which represents .38% of net assets. Information concerning such restricted securities at June 30, 1998 is as follows were:


      Security                                   Acquisition Date       Cost ($)
      --------                                   ----------------       --------
      InTouch Group Inc.                             2/14/95             217,500
      Norian Corp. "D"                               4/12/95           1,999,995
      InterVentional Technologies, Inc. "G"           3/6/95           1,200,000

  (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

  (e) Affiliated Issuer (See Notes to Financial Statements)

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder Development Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $507,779,701) ...............     $ 806,017,954
                    Affiliated issuers (identified cost $24,710,540) ..................        29,838,201
                                                                                           ----------------
                 Total investments, at market (identified cost $532,490,241) ..........       835,856,155
                 Cash .................................................................               173
                 Receivable for investments sold ......................................         9,020,810
                 Receivable for Fund shares sold ......................................         3,061,862
                 Dividends and interest receivable ....................................           162,690
                 Foreign taxes recoverable ............................................               812
                 Other assets .........................................................             4,660
                                                                                           ----------------
                 Total assets .........................................................       848,107,162
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................         1,590,060
                 Accrued management fee ...............................................           663,833
                 Other payables and accrued expenses ..................................           448,194
                                                                                           ----------------
                 Total liabilities ....................................................         2,702,087
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 845,405,075
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investments .......................................................       303,365,914
                    Foreign currency related transactions .............................            (4,280)
                 Accumulated net realized gain ........................................        69,320,862
                 Paid-in capital ......................................................       472,722,579
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 845,405,075
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($845,405,075 / 20,289,263 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................            $41.67
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                         18 - Scudder Development Fund

                             Statement of Operations

                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ............................................................     $   3,075,318
                 Interest .............................................................           655,458
                                                                                           ----------------
                                                                                                3,730,776
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         8,554,028
                 Services to shareholders .............................................         3,119,448
                 Custodian and accounting fees ........................................           196,254
                 Trustees' fees and expenses ..........................................            56,878
                 Reports to shareholders ..............................................           200,702
                 Registration fees ....................................................            46,266
                 Auditing .............................................................            45,209
                 Legal ................................................................            27,202
                 Other ................................................................           106,626
                                                                                           ----------------
                                                                                               12,352,613
                -------------------------------------------------------------------------------------------
                 Net investment loss                                                           (8,621,837)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments -- Unaffiliated issuers ..................................       116,433,249
                 Investments -- Affiliated issuers ....................................         1,390,026
                                                                                           ----------------
                                                                                              117,823,275
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................        36,210,481
                 Foreign currency related transactions ................................            (4,081)
                                                                                           ----------------
                                                                                               36,206,400
                -------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                          154,029,675
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $ 145,407,838
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         19 - Scudder Development Fund

                       Statements of Changes in Net Assets

                                                                                              Years Ended June 30,
Increase (Decrease) in Net Assets                                                            1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment loss ...........................................        $  (8,621,837)    $  (9,394,013)
                 Net realized gain from investment transactions ................          117,823,275        65,674,991
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...................           36,206,400      (110,480,305)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................          145,407,838       (54,199,327)
                                                                                       ----------------  ----------------
                 Distributions to shareholders from net realized gains .........          (78,146,533)     (103,800,648)
                                                                                       ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................          623,810,270       437,599,929
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................           74,979,135        98,959,399

                 Cost of shares redeemed .......................................         (782,209,774)     (557,283,948)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................          (83,420,369)      (20,724,620)
                                                                                       ----------------  ----------------
                 Increase (decrease) in net assets .............................          (16,159,064)     (178,724,595)
                 Net assets at beginning of period .............................          861,564,139     1,040,288,734
                                                                                       ----------------  ----------------
                 Net assets at end of period ...................................        $ 845,405,075     $ 861,564,139
                                                                                       ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................           22,081,273        22,833,256
                                                                                       ----------------  ----------------
                 Shares sold ...................................................           15,158,214        11,250,824
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................            2,003,718         2,413,215
                 Shares redeemed ...............................................          (18,953,942)      (14,416,022)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in Fund shares ........................           (1,792,010)         (751,983)
                                                                                       ----------------  ----------------
                 Shares outstanding at end of period ...........................           20,289,263        22,081,273
                                                                                       ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         20 - Scudder Development Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                   Years Ended June 30,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, beginning of period ..........................   $ 39.02     $ 45.56    $ 37.35     $ 27.58     $ 34.58
                                                                 -----------------------------------------------------------
Income from investment operations:
Net investment loss ...........................................      (.41)       (.40)      (.38)       (.31)       (.30)
Net realized and unrealized gain (loss) on investment
  transactions ................................................      6.94       (1.66)     12.79       12.20       (3.63)
                                                                 -----------------------------------------------------------
Total from investment operations ..............................      6.53       (2.06)     12.41       11.89       (3.93)
                                                                 -----------------------------------------------------------
Less distributions from net realized gains on investment
  transactions ................................................     (3.88)      (4.48)     (4.20)      (2.12)      (3.07)
                                                                 -----------------------------------------------------------
Total distributions ...........................................     (3.88)      (4.48)     (4.20)      (2.12)      (3.07)
                                                                 -----------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, end of period ................................   $ 41.67     $ 39.02    $ 45.56     $ 37.35     $ 27.58
                                                                 -----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................................     17.86       (4.93)     35.26       45.41      (12.91)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................       845         862      1,040         727         546
Ratio of operating expenses to average daily net assets (%) ...      1.41        1.36       1.24        1.32        1.27
Ratio of net investment loss to average daily net assets (%) ..      (.99)      (1.02)      (.91)      (1.01)       (.91)
Portfolio turnover rate (%) ...................................      52.4        52.2       58.8        41.6        48.3

(a) Per share amounts have been calculated using the weighted average shares method.


                         21 - Scudder Development Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                         22 - Scudder Development Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $451,303,523 and $651,314,723, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The


                         23 - Scudder Development Fund

Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended June 30, 1998, the fee pursuant to these agreements amounted to $8,554,028, which was equivalent to an annual effective rate of .98% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1998, the amount charged by SSC aggregated $1,402,341, of which $107,595 is unpaid at June 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $102,038.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $1,221,754, of which $110,640 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $121,851 of which $9,054 is unpaid at June 30, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Trustees' fees and expenses aggregated $56,878.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended June 30, 1998 is as follows:

                                           Purchases           Sales           Dividend          Market
                  Affiliate                 Cost ($)         Cost ($)         Income ($)        Value ($)
      --------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------
      Alexion Pharmaceuticals, Inc.         1,980,318               --                --        5,674,000
      ICU Medical, Inc.                            --        1,371,156                --        6,481,688
      Newpark Resources, Inc.               2,373,172        3,924,956                --        6,351,263
      Pinnacle Systems, Inc.                9,522,806          810,095                --       11,331,250
                                        -------------    -------------     -------------    -------------
                                           13,876,296        6,106,207                --       29,838,201
                                        =============    =============     =============    =============


                         24 - Scudder Development Fund

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         25 - Scudder Development Fund

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 10, 1998


                         26 - Scudder Development Fund

                                Tax Information

The Fund paid distributions of $3.88 per share from long-term capital gains during its year ended June 30, 1998, of which 55.7% represents 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $118,000,000 as capital gain dividends for its fiscal year ended June 30, 1998, of which 100% represents 20% gains.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                         27 - Scudder Development Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
President, Metropolitan
Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.


                         28 - Scudder Development Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                          29 - Scudder Development Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                          30 - Scudder Development Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                          31 - Scudder Development Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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